UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 8, 2010

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01        Completion of Acquisition or Disposition of Assets.

On April 8, 2010, pursuant to the terms of an Agreement and Plan of Merger, dated as of February 2, 2010, as amended (the Merger Agreement”), by and among Microchip Technology Incorporated, a Delaware corporation (“Microchip”), Sun Acquisition Corporation, a California corporation and a wholly-owned subsidiary of Microchip (“Merger Sub”), and Silicon Storage Technology, Inc., a California corporation (“SST”), Microchip completed its acquisition of SST via the merger of Merger Sub with and into SST, with SST continuing as the surviving company in the merger and becoming a wholly-owned subsidiary of Microchip (the “Merger”).  The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by SST’s board of directors and its shareholders. SST shareholders approved the Merger Agreement at a special meeting of SST shareholders held on April 8, 2010.

At the effective time and as a result of the Merger, each share of common stock of SST issued and outstanding immediately prior to the effective time of the Merger (other than shares held in the treasury of SST, shares owned or held, directly or indirectly, by SST or its subsidiaries or Microchip, Merger Sub or their respective subsidiaries, or shares for with respect to which dissenters’ rights have been properly exercised and not withdrawn) was automatically converted into the right to receive $3.05 in cash, without interest and less any applicable withholding taxes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger dated as of February 2, 2010 by and among Microchip Technology Incorporated, Sun Acquisition Corporation, and Silicon Storage Technology, Inc. (incorporated by reference to Exhibit 2.1 to Microchip’s Quarterly Report on Form10-Q filed with the Securities and Exchange Commission on February 9, 2010).

2.2
Amendment No.1 To Agreement And Plan of Merger, dated February 22, 2010 (incorporated by reference to Exhibit 2.1 to Microchip’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2010).

2.3
Amendment No.2 To Agreement And Plan of Merger, dated March 8, 2010 (incorporated by reference to Exhibit 2.1 to Microchip’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2010	Microchip Technology Incorporated (Registrant)

By: /s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President, Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger dated as of February 2, 2010 by and among Microchip Technology Incorporated, Sun Acquisition Corporation, and Silicon Storage Technology, Inc. (incorporated by reference to Exhibit 2.1 to Microchip’s Quarterly Report on Form10-Q filed with the Securities and Exchange Commission on February 9, 2010).

2.2
Amendment No.1 To Agreement And Plan of Merger, dated February 22, 2010 (incorporated by reference to Exhibit 2.1 to Microchip’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2010).

2.3
Amendment No.2 To Agreement And Plan of Merger, dated March 8, 2010 (incorporated by reference to Exhibit 2.1 to Microchip’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2010).